Exhibit 10.21



          AMENDMENT NO. 2 AND WAIVER dated as of December 7, 2000 to the Credit Agreement dated as of October 12, 1999 (as amended by Amendment No. 1 to the Credit Agreement dated as of September 27, 2000, the "Credit Agreement") among Consolidated Freightways Corporation of Delaware, a Delaware corporation (the "Borrower"), ABN AMRO Bank N.V. as administrative agent (the "Administrative Agent"), and the Lender Parties party to the Credit Agreement. Capitalized terms not otherwise defined in this Amendment No. 2 and Waiver have the same meanings as specified therefor in the Credit Agreement.

                          Preliminary Statements

          (1) Parent proposes to create a captive insurance company chartered outside of the United States (the "Captive Insurance Subsidiary") which would provide various types of insurance coverage to the Borrower and its Affiliates.

          (2) As part of the capitalization and operation of the Captive Insurance Corporation, it is anticipated that the Captive Insurance Subsidiary, may invest excess cash reserves in short-term promissory notes of the Borrower or may purchase accounts receivable originated by the Borrower and its Affiliates.

          (3) The creation, capitalization and operation of the Captive Insurance Subsidiary may constitute a breach of certain covenants contained in the Credit Agreement.

          (4) The Borrower has requested that the Lender Parties agree to (1) amend the definition of "Permitted Liens" and Section 5.02(a) of the Credit Agreement as provided herein and (2) waive the requirements of certain covenants in the Credit Agreement as provided herein.

          (5) The Lender Parties have indicated their willingness to agree to the amendment and the waiver described above on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein the parties hereto hereby agree as follows:

          SECTION 1. Amendment of the Credit Agreement. (a) The definition of "Permitted Liens" in the Credit Agreement is amended by deleting the period at the end of paragraph (h) therein and substituting therefor the word "; and" and adding a paragraph (i) thereto after paragraph (h) therein to read as follows:

          "(i) Liens on real property of a Loan Party to secure notes in an aggregate principal amount not in excess of $10,000,000 at any time issued by the Borrower to a captive insurance company formed by the Parent."

          (b) Section 5.02(a)(v) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(v) sales or other transfers of assets (other than sales of accounts receivable and any related property) by the Borrower in any Fiscal Year provided that the aggregate book value of all such assets sold or transferred in such Fiscal Year is not in excess of five percent (5%) of the Consolidated Total Assets of the Parent as of the end of the previous Fiscal Year, and"

          (c) Section 5.02(a) of the Credit Agreement is amended by adding a subsection (vi) thereto after subsection (v) therein to read as follows:

          "(vi) sales of accounts receivable and any related property to a captive insurance company formed by the Parent provided that the aggregate net unrecovered investment of the captive insurance company in such accounts receivable and proceeds thereof shall not exceed at any time $20,000,000."

          SECTION 2. Waiver of Certain Provisions of the Credit Agreement. Compliance by the Borrower with the provisions of Sections 5.01(b), 5.02(d) and 5.02(i) is hereby waived effective as of November 28, 2000 to the extent that the creation, capitalization and operation (including investments in assets owned by the Borrower and its Affiliates) of the Captive Insurance Subsidiary would constitute a breach of such sections.

          SECTION 3. Conditions Precedent to the Effectiveness of this Amendment No. 2 and Waiver. This Amendment No. 2 and Waiver shall become effective when and if the following conditions precedent have been satisfied by December 31, 2000:

          (a) The Administrative Agent shall have received counterparts of this Amendment No. 2 and Waiver executed by the Borrower and the Required Lenders and the Consent annexed hereto executed by the Guarantor; and

          (b) The Borrower shall have paid all accrued fees of the Administrative Agent and the Lender Parties and the accrued fees and expenses of counsel to the Administrative Agent.

          SECTION 4. Reference to and Effect on the Credit Agreement. (a) On and after the effective date of this Amendment No. 2 and Waiver, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement and each reference in each of the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment No. 2 and Waiver.

          (b) The Credit Agreement, as amended by the amendment specifically provided above in Section 1, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 2 and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any beneficiary of the Credit Agreement or constitute a waiver of any provision thereof.

          SECTION 5. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent incurred in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment No. 2 and Waiver and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith.

          SECTION 6. Execution in Counterparts. This Amendment No. 2 and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 2 and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 2 and Waiver.

          SECTION 7. Governing Law. This Amendment No. 2 and Waiver shall be governed by, and construed in accordance with, the laws of the State of California.



       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              THE BORROWER

                             CONSOLIDATED FREIGHTWAYS CORPORATION
                             OF DELAWARE
                              By/s/Kerry K. Morgan
                              Name:Kerry K. Morgan
                              Title:Vice President and Treasurer


                              THE ADMINISTRATIVE AGENT

                              ABN AMRO BANK N.V.
                              By/s/David J. Thomas
                              Name:David J. Thomas
                              Title:Group Vice President

                              By/s/Jonathan F. Chiarieri
                              Name:Jonathan F. Chiarieri
                              Title:Officer


                              THE LENDER PARTIES

                              ABN AMRO BANK N.V.,
                               as the Issuing Bank and as a Tranche A Lender
                              By/s/David J. Thomas
                              Name:David J. Thomas
                              Title:Group Vice President


                              By/s/Jonathan F. Chiarieri
                              Name:Jonathan F. Chiarieri
                              Title:Officer


                              ABN AMRO BANK N.V.,
                               as a Tranche B Lender
                              By/s/David J. Thomas
                              Name:David J. Thomas
                              Title:Group Vice President


                              By/s/Jonathan F. Chiarieri
                              Name:Jonathan F. Chiarieri
                              Title:Officer


                              BANK ONE, NA (Main Office Chicago),
                              as a Tranche A Lender



                              By/s/Joanne W. Anderson
                              Name:Joanne W. Anderson
                              Title:Corporate Banking Officer

                              BANK ONE, NA (Main Office Chicago),
                              as a Tranche B Lender



                              By/s/Joanne W. Anderson
                              Name:Joanne W. Anderson
                              Title:Corporate Banking Officer


                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Tranche B Lender
                              By/s/Cheryl B. Cinelli
                              Name:Cheryl B. Cinelli
                              Title: Vice President


                              CREDIT AGRICOLE INDOSUEZ,
                              as a Tranche B Lender
                              By/s/Richard A. Drennan
                              Name:Richard A. Drennan
                              Title:Vice President

                              CREDIT AGRICOLE INDOSUEZ
                              as a Tranche B Lender
                              By/s/Paul A. Dytrych
                              Name:Paul A. Dytrych
                              Title:Senior Relationship Manager

                              FIRST UNION NATIONAL BANK,
                              as a Tranche B Lender
                              By/s/Roy O. Young
                              Name:Roy O. Young
                              Title:Vice President


                              U.S. BANK NATIONAL ASSOCIATION,
                              as a Tranche B Lender

                              By/s/Aaron J. Gordon
                              Name:Aaron J. Gordon
                              Title:Vice President

                              FLEET NATIONAL BANK
                              as a Tranche A Lender
                              By_________________________________
                              Name:
                              Title:

                              FLEET NATIONAL BANK
                              as a Tranche B Lender
                              By_________________________________
                              Name:
                              Title:


                              KEYBANK NATIONAL ASSOCIATION,
                              as a Tranche A Lender
                              By/s/Cheryl L. Ebner
                              Name:Cheryl L. Ebner
                              Title:Senior Vice President

                              KEYBANK NATIONAL ASSOCIATION,
                              as a Tranche B Lender
                              By/s/Cheryl L. Ebner
                              Name:Cheryl L. Ebner

                              PNC BANK, NATIONAL ASSOCIATION,
                              as a Tranche A Lender
                              By/s/David J. Wheaton
                              Name:David J. Wheaton
                              Title:Vice President

                              PNC BANK, NATIONAL ASSOCIATION,
                              as a Tranche B Lender
                              By/s/David J. Wheaton
                              Name:David J. Wheaton
                              Title:Vice President




                               CONSENT


                                        Dated as of December 7, 2000


          The undersigned, as an Affiliate (as defined in the Credit Agreement dated as of October 12, 1999 among Consolidated Freightways Corporation of Delaware, the financial institutions party thereto and ABN AMRO Bank N.V. as administrative agent and as amended by Amendment No. 1 and Waiver thereto dated as of September 27, 2000) of Consolidated Freightways Corporation of Delaware, a Delaware corporation (the "Borrower"), has executed an Affiliate Guaranty dated as of October 12, 1999, as heretofore amended or otherwise modified (as so amended, the "Guaranty"), pursuant to which the undersigned guarantees all obligations of the Borrower under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

          The undersigned, in its capacity as Guarantor under the Guaranty, hereby consents to the foregoing Amendment No. 2 and Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment No. 2 and Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

          Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

          This Consent shall be governed by, and construed in accordance with, the laws of the State of California.

          IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed by its officers thereunto duly authorized as of the date first above written.

                    CONSOLIDATED FREIGHTWAYS CORPORATION


                    By:/s/Kerry K. Morgan
                     Name:Kerry K. Morgan
                     Title:Vice President and Treasurer